Exhibit 5
                                    ---------

                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of ordinary shares, par value NIS 0.10 per share, of ViryaNet, Ltd. is being filed on behalf of each of the undersigned under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  March 7, 2002

                           GE CAPITAL EQUITY INVESTMENTS, INC.


                           By:     /s/ Barbara J. Gould
                                   --------------------------------------------
                                   Name: Barbara J. Gould
                                   Title: Managing Director

                           GE CAPITAL EQUITY HOLDINGS, INC.


                           By:     /s/ Barbara J. Gould
                                   --------------------------------------------
                                   Name: Barbara J. Gould
                                   Title: Managing Director

                           GENERAL ELECTRIC CAPITAL CORPORATION


                           By:     /s/ Barbara J. Gould
                                   --------------------------------------------
                                   Name: Barbara J. Gould
                                   Title: Department Operations Manager

                           GENERAL ELECTRIC CAPITAL SERVICES, INC.


                           By:     /s/ Barbara J. Gould
                                   --------------------------------------------
                                   Name: Barbara J. Gould
                                   Title: Attorney-in-Fact





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

                           GENERAL ELECTRIC COMPANY


                           By:     /s/ Barbara J. Gould
                                   --------------------------------------------
                                   Name: Barbara J. Gould
                                   Title: Attorney-in-Fact

















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